Exhibit 10.3

WARRANT HOLDER:

Ross Sklar

1246 Chelsea Ave.

Santa Monica, CA 90404

NUMBER OF WARRANT SHARES: 35,000,000

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

No. _____________

Issuance Date: _______________

INSYNERGY PRODUCTS, INC.

Common Stock Purchase Warrant

Insynergy Products, Inc., a Nevada corporation, for value received, hereby grants to the holder as indicated at the beginning of this Warrant, its successors and permitted assigns (collectively, the “Holder”), this right (the “Warrant”), subject to the terms set forth below, to purchase at the purchase price per share as defined in Section 2.1 below (the “Purchase Price”), up to that number of Shares (defined below), subject to adjustment as herein provided (such total number of Shares that may be purchased hereunder being referred to herein as the “Warrant Shares”).

1.

Definitions

.  As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

1.1

“Company” shall include Insynergy Products, Inc., a Nevada corporation, and, unless otherwise noted to the contrary, any company which shall succeed to, by merger, consolidation or similar arrangement of the Company's and assume the obligations of Insynergy Products, Inc. hereunder.

1.2

“Other Securities” refers to any stock (other than the Shares) and other securities of the Company or any other person (corporate or otherwise) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares.

1.3

“Shares” means (a) the Company's $.001 par value per share common stock (the “Common Stock”), as authorized on the date of this Warrant and (b) if the class of securities described in (a) shall cease to be issued and outstanding, securities of the same class issued in exchange for or in respect of the securities described in (a) pursuant to a plan of merger, consolidation, recapitalization or reorganization, the sale of substantially all of the Company's assets or a similar transaction.

2.

Exercise of Warrant.

2.1

Purchase Price.  The Warrant may be exercised, subject to the adjustments in Section 5 hereof, at the initial purchase price of $0.23 per Share (the “Purchase Price”).

2.2

Exercise Period.  The Warrant may be exercised (the “Exercise Period”) at any time from the date of grant to and including the tenth anniversary of the Issuance Date (the “Expiration Date”).

2.3

Shares.  The number of shares subject to this warrant is 35,000,000, subject to the terms specified herein.

2.4

Exercise in Full.  The Holder hereof may exercise this Warrant, in whole or in part by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of Section 2.6 below, but only when a registration statement under the Securities Act providing for resale of all of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. The Holder need not surrender this Warrant upon exercise (other than an exercise in whole), but shall provide notice of such exercise by e-mail, fax or other transmission substantially in the form attached hereto.

2.5

Partial Exercise.  This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 2.4 along with payment in the amount determined by multiplying (a) the number of Shares designated by the holder in the subscription at the end hereof by (b) the Purchase Price or in accordance with the provisions of Section 2.6 below.  On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares for which such Warrant or Warrants may still be exercised.

2.6

Cashless Exercise.  Notwithstanding any provisions herein to the contrary at any time following the Original Issue Date, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

            B

Where

X =

the number of shares of Common Stock to be issued to the Holder.

Y =

the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =

the Purchase Price.

B = the Per Share Market Value of one share of Common Stock.

3.

Delivery of Share Certificates on Exercise.

(a)

As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares (or Other Securities) to which the Holder shall be entitled on such exercise.  Further, no fractional shares shall be issued upon exercise of this Warrant, in lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to the nearest whole number of shares or pay the cash value of the fractional shares, which cash value shall be equal to such fraction multiplied by the then current market value of one full share.

(b)

Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the date of grant and on or before the Expiration Date by delivery to the Company of a duly executed facsimile copy of the notice of exercise form attached hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however,  within 5 trading days of the date said notice of exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the  Company and Company shall have received  payment of the aggregate Purchase Price of the  shares thereby purchased by (i) wire transfer or cashier’s check drawn on a United States bank or (ii) in accordance with Section 2.6.  Certificates for shares purchased hereunder shall be delivered to the Holder within the earlier of (i) 5 trading days after the date on which the notice of exercise shall have been delivered by facsimile copy or (ii) 3 trading days from the delivery to the Company of the notice of exercise form by facsimile copy, surrender of this Warrant and payment of the aggregate Purchase Price as set forth above (“Warrant Share Delivery Date”); provided, however, in the event the Warrant is not surrendered or the aggregate Purchase Price is not received by the Company within 5 trading days after the date on which the notice of exercise shall be delivered by facsimile copy, the Warrant Share Delivery Date shall be extended to the extent such 5 trading day period is exceeded.  This Warrant shall be deemed to have been exercised on the later of the date the notice of exercise is delivered to the Company by facsimile copy and the date the Purchase Price is received by the Company.   The Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Purchase Price and all taxes required to be paid by the Holder, if any, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Shares pursuant to this Section 3(b) by the third trading day following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the  Holder,  if  the  Company  fails  to  deliver  to  the  Holder  a  certificate  or certificates  representing the Shares  pursuant to an exercise by the third trading day after the Warrant Share Delivery  Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”),  then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with  respect  to an attempted exercise of shares of  Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.   Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or  injunctive relief with respect to the Company's failure to timely deliver certificates  representing  shares  of  Common  Stock  upon exercise  of  the  Warrant as required pursuant to the terms hereof.

4.

Covenants as to Shares.

4.1

Issuance of Shares upon Exercise.  All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of its Shares to provide for the exercise of the rights represented by this Warrant.

4.2

Restrictions on Transfer.  Holder represents to the Company that Holder is acquiring the Warrants for Holder’s own investment account and without a view to the subsequent public distribution of the Warrants or Shares otherwise than pursuant to an effective registration statement under the Securities Act.  Each Warrant and each certificate for Shares issued to the Holder and any subsequent holder that have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of its intention to effect such transfer.  Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, the holder of such Registrable Common Stock shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion.  Such opinion is to be paid for by the Company or provided by Company’s counsel.  Restrictions imposed under this Section 4 upon the transferability of the Warrants or of Shares shall cease when:

(a)

a registration statement covering such Shares becomes effective under the Securities Act, or;

(b)

the Company receives from the Holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

5.

Adjustment of Purchase Price and Number of Warrant Shares.

5.1

Reorganization, Consolidation or Merger.  If at any time or from time to time, the Company shall (a) effect a  plan of merger, consolidation, recapitalization or reorganization or similar transaction with a corporation (the “Acquiror”) whereby the shareholders of the Company will exchange their shares of the Company for the shares of the parent corporation of the Acquiror, or (b) transfer all or substantially all of its properties or assets to any other person, under any plan or arrangement contemplating the dissolution of the Company (which along with any transactions set forth in (a) hereof shall be an “Extraordinary Transaction”), then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the completion of any Extraordinary Transaction shall receive, such Shares or Other Securities and property (including cash) to which such holder would have been entitled in any Extraordinary Transaction as if such holder had so exercised this Warrant, immediately prior thereto.

Upon any Extraordinary Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the securities, Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, any Extraordinary Transaction and shall be binding upon the party or parties to the Extraordinary Transaction and their successors, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

5.2

Subdivisions, Combinations, Stock Dividends and other Issuances.   If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Purchase Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.  The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this Section 5.2, so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares shall be the same as the aggregate Purchase Price in effect just prior to such adjustments.

5.3

Reclassification, etc.  If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

5.4

Voluntary Adjustments.  The Company may at any time during the term of this Warrant reduce the then current Purchase Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

6.

Transfers.

6.1

The Warrant and the Warrant Shares are not transferable, in whole or in part, without compliance with the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.

6.2

Subject to subsection 6.1, this Warrant, or any portion hereof, may be transferred by the Holder's execution and delivery of the form of assignment attached hereto along with this Warrant.  Any transferee shall be required, as a condition to the assignment, to deliver all such documentation as the Company deems appropriate.  However, until such assignment and such other documentation are presented to the Company at its principal offices in the United States, the Company shall be entitled to treat the registered holder hereof as the absolute owner hereof for all purposes.

6.3

Upon a transfer of this Warrant in accordance with this Section 6, the Company, at its expense, will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the Shares called for on the face or faces of the Warrant or Warrants so surrendered.  If this Warrant is divided into more than one Warrant, or if there is more than one Holder thereof, all references herein to “this Warrant” shall be deemed to apply to the several Warrants, and all references to “the Holder” shall be deemed to apply to the several Holders, except in either case to the extent that the context indicates otherwise.

7.

Replacement of Warrants.

7.1

On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.

Notices.

8.1

All notices required hereunder shall be deemed to have been given and shall be effective only when personally delivered or sent by Federal Express, UPS or other express delivery service or by certified or registered mail to the address of the Company's principal office in the United States as follows:

Insynergy Products, Inc.

4705 Laurel Canyon Blvd. Suite 205

Studio City, CA 91607

in the case of any notice to the Company, and until changed by notice to the Company, to the address of the Holder set forth above in the case of any notice to the Holder.

9.

Miscellaneous.

9.1

This Warrant and any term hereof may be changed, waived, discharged or terminated, other than on expiration, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.  This Warrant embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

INSYNERGY PRODUCTS, INC.

By:

                     Sanford Lang,

       Chief Executive Officer

FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO INSYNERGY PRODUCTS, INC.:

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Insynergy Products, Inc. covered by the within Warrant.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = Y - (A)(Y)

     B

Where:

The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________ (“Y”).

The Warrant Price ______________ (“A”).

The Per Share Market Value of one share of Common Stock  _______________________ (“B”).

FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________________________ whose address is ________________________________________________________the right represented by the attached Warrant to purchase _____________ Shares (as defined in the Warrant Agreement governing the attached Warrant) to which the within Warrant relates, and appoints __________________________ Attorney to transfer such right on the books of ____________________________ with full power of substitution in the premises.

Dated: ___________________________

 _______________________________________

(Signature must conform in all respects to name

of holder as specified on the face of the Warrant)

____________________________________

____________________________________

   (Address)

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.